360 FUNDS

Stringer Moderate Growth Fund

Class A Shares (Ticker Symbol: SRQAX)

Class C Shares (Ticker Symbol: SRQCX)

Institutional Class Shares (Ticker Symbol: SRQIX)

Supplement dated March 1, 2019

To the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated June 28, 2018

This Supplement revises information in the Fund’s prospectus and SAI dated June 28, 2018. If you would like a copy of the Fund’s prospectus or SAI, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for Stringer Moderate Growth Fund (the “Fund”) that became effective on February 20, 2019. Stringer Asset Management, LLC (the “Adviser”), the Fund’s investment adviser, recommended that the Board approve the Plan due to the Fund’s low asset levels, the high expense levels of the Fund and the Adviser’s view that it would not be able to attract significant investor interest in the Fund so as to raise asset levels in the foreseeable future. Based on the Adviser’s recommendations and business reasons, the Board has concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate at the close of business on March 29, 2019 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

Before the Liquidation Date, shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instruction listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-877-244-6235.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE